Exhibit 10.2
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERIKS (*****).

AMENDMENT to THE INVENTORY INTERMEDIATION AGREEMENT
THIS AMENDMENT to THE INVENTORY INTERMEDIATION AGREEMENT AGREEMENT (this “Amendment”), dated as of May 4, 2017, is made by and between (i) J. Aron & Company LLC, a New York limited liability company (“Aron”) located at 200 West Street, New York, New York 10282-2198, and (ii) PBF Holding Company LLC (“PBFH”), jointly and severally with its wholly-owned subsidiary, Delaware City Refining Company LLC (“DCRC” and collectively with PBFH, “DCR”), both Delaware limited liability companies that have a place of business located at One Sylvan Way, 2nd Floor, Parsippany, NJ 07054-3887 (each of Aron and DCR are referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron and DCR are parties to that certain Amended and Restated Inventory Intermediation Agreement dated as of May 29, 2015 (the “Agreement”) relating to the purchase by Aron from DCR (and thereafter the sale by Aron to DCR) of the refined products specified on Schedules A and B to the Agreement upon the terms and conditions set forth therein; and
Aron and DCR wish to amend the Agreement as hereinafter provided;
Accordingly, the Parties hereby agree as follows:
Article I. Definitions; Interpretation
Section 1.01    Terms Defined in the Agreement.
(a)Defined Terms. All capitalized terms used in this Amendment (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
(b)Interpretation. The rules of construction set forth in Sections 1.2, 1.3, 1.4 and 1.5 of the Agreement shall apply to this Amendment as if incorporated herein in full.
Article II. Amendments to the Agreement
Section 2.01    Amendment. Upon the effectiveness of this Amendment as provided in Section 3.04 hereof:
(c)Sections 2.1, 2.2, 2.3 and 2.4 are hereby amended and restated in their entirety to read as follows:

2.1
Initial Term. Subject to Section 2.8 below, this Agreement shall be effective as of the Restatement Effective Date The Parties acknowledge and agree that (i) the Original Agreement became effective on June 26, 2013, (ii) the Commencement Date occurred, (iii) the Inventory Volumes at the end of the Initial Term as defined in the Original Agreement will carry over to the effective time of this Agreement, (iv) all conditions precedent and all other provisions related to the inception of the Original Agreement even if repeated in this Agreement have previously been satisfied or waived, and (v) the Actual Setup Fee has been paid. This Agreement constitutes a continuation of the term of the Original Agreement under the amended and restated terms hereof, which term shall continue from the Restatement Effective Date until July 1, 2019 at 11:59:59 p.m. EPT (the “Initial Term”); provided, however, that this Agreement is subject to earlier termination as provided in Sections 2.3, 2.4 and 2.5.

2.2
Renewal Term. As of the expiration of the Initial Term, DCR and Aron may, by mutual agreement and no less than 180 days prior to the expiration of the Initial Term, renew this Agreement for one additional one-year term until July 1, 2020 at 11:59:59 p.m. EPT (or such longer term as may be agreed to by DCR and Aron) (the “Renewal Term”).

2.3
Specified Early Termination Rights. In addition to the termination rights in Section 2.4 and 2.5, DCR may, at its option and in its sole discretion, by providing no less than 60 days’ prior written notice to Aron, to be effective at 11:59:59 p.m. EPT on January 1, 2018 or, if later, at 11:59:59 p.m. EPT on the first day of the month immediately following the month during which such 60-day notice period expires (unless such 60-day notice period expires on the first day of a month, in which event such termination will be effective on such day) (but no later than July 1, 2018), terminate this Agreement, in which case this Agreement shall terminate in its entirety and the Specified Early Termination Fee will be due and payable by DCR to the extent applicable as set forth in Section 3.8.7 as part of the Step-out Payment Amount; provided that if the Related Agreement remains outstanding at the time such notice is given, such termination notice shall not be effective unless, (i) PRCLLC (with PBFH) has concurrently elected to exercise its right to terminate the Related Agreement pursuant to Section 2.3 thereof (in which case, the Specified Early Termination Fee as provided for thereunder would become due) or (ii) Aron has agreed to the continuation of the Related Agreement following such early termination of this Agreement (in which case, no “Specified Early Termination Fee” will be due under this Agreement or pursuant to Section 2.3 of the Related Agreement at such time).

2.4
General Early Termination Right. In addition to the termination rights in Section 2.3 and 2.5, DCR may, at its option and in its sole discretion, by providing no less than 60 days’ prior written notice to Aron, to be effective at 11:59:59 p.m. EPT on July 1, 2018 or, if later, at 11:59:59 p.m. EPT on the first day of the month immediately following the month during which such 60-day notice period expires (unless such 60-day notice period expires on the first day of a month, in which event such termination will be effective on such day), terminate this Agreement, in which case this Agreement shall terminate in its entirety and the Early Termination Fee will be due and payable by DCR to the extent applicable as set forth in Section 3.8.8 as part of the Step-out Payment Amount; provided that if the Related Agreement remains outstanding at the time such notice is given, such termination notice shall not be effective unless (i) PRCLLC (with PBFH) has concurrently elected to exercise its right to terminate the Related Agreement pursuant to Section 2.4 thereof (in which case, the Early Termination Fee as provided for thereunder would become due to the extent applicable) or (ii) Aron has agreed to the continuation of the Related Agreement following such early termination of this Agreement (in which case, no “Early Termination Fee” will be due under this Agreement or pursuant to Section 2.4 of the Related Agreement at such time).

(d)Sections 3.8.7 and 3.8.8 are hereby amended and restated in their entirety to read as follows:

3.8.7
DCR agrees to pay Aron, only if this Agreement is terminated in its entirety pursuant to Section 2.3 on or prior to July 1, 2018 at 11:59:59 p.m. EPT (to the extent applicable under Section 2.3), an amount equal to the product of: (a) the amount calculated as the sum of, for each Product Group, the product of (i) the Actual Step-out Inventory Product Benchmark and (ii) the Maximum Inventory and (b) the Specified Early Termination Margin (the “Specified Early Termination Fee”).

3.8.8
DCR agrees to pay Aron, only if this Agreement is terminated in its entirety pursuant to Section 2.4 on or prior to July 1, 2019 at 11:59:59 p.m. EPT, but after July 1, 2018 at 11:59:59 p.m. EPT (to the extent applicable under Section 2.4), an amount equal to the product of: (a) the amount calculated as the sum of, for each Product Group, the product of (i) the Actual Step-out Inventory Product Benchmark and (ii) the Maximum Inventory, (b) the Early Termination Margin and (c) a fraction, the numerator of which is the number of days between the date of such early termination and July 1, 2019 and the denominator of which is 365 (the “Early Termination Fee”).

(e)Section 9.9 is hereby amended by inserting a new subsection 9.9.3 at the end thereof reading as follows:

9.9.3
DCR agrees that it will promptly notify Aron in writing of any Included Location that (i) DCR removes from service, for any reason and if removal from service is anticipated to be more than 30 days or (ii) subject to the last sentence of this section, has had no bulk movements of Products during any period of 60 consecutive days or has otherwise been designated or categorized as no longer being active or in use for at least 60 consecutive days and has de minimis inventory and further agrees, in either such case, if requested by Aron in writing within 5 Business Days after receipt of such notice, that the parties shall, pursuant to Section 28.2.3, promptly remove the relevant Tank or other storage location from Schedule B so that it shall cease to constitute an Included Location for purposes hereof. If Aron requests that any such Tank or other storage location cease to be an Included Location, such change in status shall become effective in accordance with the procedures specified in Section 28.2.3. If any Tank or other storage location has ceased to be an Included Location pursuant to this Section 9.9.3 and thereafter such Tank or other storage location is returned to service or reactivated and Aron determines, in its reasonable good faith judgment, that such Tank or other storage location is compliant with Aron’s Policies and Procedures, then Aron shall promptly cooperate with DCR to reestablish such tank as an Included Location pursuant to the procedures specified in Section 28.2.3. If notice is required for an Included Location under clause (ii) above, but DCR intends to continue to use and maintain such Included Location in accordance with Acceptable Industry Practices, DCR may state its intent in such in notice, in which case Aron shall consult with DCR regarding the status and intended use of such Included Location before deciding whether to request the removal of such Included Location pursuant to this section.

(f)Section 15.1.2 is hereby amended and restated in its entirety to read as follows:
15.1.2    commercial general liability coverage which includes bodily injury, broad form property damage and contractual liability, cross suit liability, products and completed operations liability, and sudden and accidental pollution liability coverage in a minimum amount of $10,000,000 per occurrence and $10,000,000 in the aggregate;

(g)Section 15.1.5 is hereby amended and restated in its entirety to read as follows:

15.1.5
umbrella/excess liability coverage providing coverage on a follow form basis with respect the coverage required under Sections 15.1.2, 15.1.3(ii) and 15.1.4 in a minimum amount of $425,000,000 per occurrence and in the aggregate; and

(h)Section 18.5.1 is hereby amended and restated in its entirety to read as follows:

18.5.1
Notwithstanding any other provision of this Agreement, if the Performing Party terminates this Agreement pursuant to Section 18.3.3, the Performing Party shall have the right, immediately and for 60 days thereafter, to terminate any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document and, subject to Section 18.5.2, to liquidate and terminate any or all rights and obligations under this Agreement; provided that, in the event Aron is the Performing Party, this Agreement shall not be deemed to have terminated in full until Aron shall have disposed of all of the Aron Inventory (but in any event within 60 days thereafter); and provided further that such 60 day period shall be extended to the extent that the Performing Party is subject to or required to comply with the order of any court of competent jurisdiction that limits its ability to exercise such rights or remedies or if the exercise of such rights or remedies is impracticable due to circumstances beyond the Performing Party’s reasonable control (which, with the exercise of due diligence, such Party cannot avoid or overcome). The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of all actual, reasonable losses and costs that are incurred by the Performing Party (expressed as a positive number) or gains that are realized by the Performing Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement, each determined in a commercially reasonable manner. The determination of the Settlement Amount shall include (without duplication): (w) for any Specified Period designated by DCR or otherwise established pursuant to the provisions of Schedule F prior to the Early Termination Date that ends after such Early Termination Date, the net present values as of the Early Termination Date of the Inventory Intermediation Roll Fees that would have become due as of the end of such Specified Period absent the early termination (where the discount rate to be used in the net present value calculation shall be equal to LIBOR plus the Applicable Margin), (x) all Specified Unwind Costs (as determined with respect to all Corresponding Futures and aggregated into a net amount), (y) the actual, reasonable losses and costs (or gains) incurred or realized by the Performing Party to the extent it elects to dispose of any Product inventories maintained for purposes of this Agreement and (z) if such termination occurs prior to July 1, 2019 and Aron is the Performing Party, the net present value of any Specified Early Termination Fee or Early Termination Fee that would have been payable to Aron pursuant to Section 3.8.7 or 3.8.8, respectively, as a result of an early termination under Section 2.3 or 2.4 of this Agreement (and the discount rate to be used in the net present value calculation shall be equal to LIBOR plus the Applicable Margin), except that if such termination occurs prior to January 1, 2018 the Specified Early Termination Fee shall be calculated in the same manner as under Section 3.8.7 except that the Default Early Termination Margin shall be used in place of the Specified Early Termination Margin. If the Settlement Amount is a positive number it shall be due to the Performing Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.

(i)Section 28.2 is hereby amended and restated in its entirety to read as follows:

28.2	Entire Agreement; Amendments.

28.2.1
This Agreement constitutes the entire agreement of the Parties regarding the matters contemplated herein or related thereto and no representations or warranties shall be implied or provisions added hereto in the absence of a written agreement to such effect between the Parties after the Effective Date; provided, however, that nothing in this Agreement shall limit, impair or contravene the Parties’ or their Affiliates’ rights as set forth in any Specified Transaction (whether entered into prior to, on or after the Effective Date) regarding the collection and determination of margin and collateral, the exporting or importing of events of default, termination events or the netting and setting off of amounts due.

28.2.2
Subject to Section 28.2.3, this Agreement may not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by an authorized representative of each Party and no representations or warranties shall be implied or terms added in the absence of a writing signed by both Parties. No promise, representation or inducement has been made by either Party that is not embodied in this Agreement, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

28.2.3. The parties may from time to time remove a Product from, add a Product to or modify a Product on Schedule A (each, a “Product Change”) or remove a Tank from Schedule B or add a removed Tank back to Schedule B (each, a “Tank Status Change”) in accordance with the following procedures:
(a) Each Product Change or Tank Status Change shall be evidenced by an exchange of emails between the parties which shall specifically reference (i) in the case of a Product Change, the Product being removed, added or modified, the effective date of such Product Change and, if such Product Change is known to be temporary, the date or expected date as of which such Product Change is to end and (ii) in the case of a Tank Status Change, the Tank, indicate the nature of the Tank Status Change (i.e., whether it is being removed from or added to Schedule B), the effective date of such Tank Status Change and, if such Tank Status Change is known to be temporary, the date or expected date as of which such Tank Status Change is expected to end (it being acknowledged that such expected date is merely for informational purposes). Either party may initiate this email exchange, but such email exchange shall only be effective to bind the parties once the second party has responded via email in a manner sufficient to confirm its agreement to the Product Change or Tank Status Change reflected in the initial email. Any matter other than a Product Change or Tank Status Change that is addressed or discussed in any such email communications shall not be binding on the parties.
(b) An exchange of emails complying with the terms of this Section 28.2.3 shall (notwithstanding anything to the contrary herein) constitute an amendment of Schedule A or B as applicable with respect to the relevant Product or Tank.
(c) Whenever, as a result of any Tank Status Change effected in accordance with the foregoing procedures, a Tank is (i) included on Schedule B, it shall constitute an Included Location for purposes of the Agreement or (ii) excluded from such Schedule B, it shall cease to constitute an Included Location for purposes of the Agreement, in each case as of the relevant effective date.

(j)Schedules A, B, C, F, I, K and O attached to the Agreement are hereby amended and restated in the form of Schedules A, B, C, F, I, K and O attached hereto.
Article III. Miscellaneous
Section 3.01    Agreement Otherwise Not Affected; Other Transaction Documents.
(a)Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by a Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
(b)DCR confirms that the other Transaction Documents continue to be in full force and effect, subject in the case of the Fee Letter to its amendment and restatement as contemplated by Section 3.04(b) below.
Section 3.02    No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 3.03    Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.
Section 3.04    Effectiveness; Binding Effect.
(a)In connection with the execution, and as a condition to the effectiveness, of this Amendment, Aron and PBFH are entering into an amended and restated Fee Letter dated as of the date hereof, which shall constitute the “Fee Letter” under the Agreement.
(b)This Amendment shall be binding upon, inure to the benefit of and be enforceable by DCR, Aron and their respective successors and assigns as of the date on which it has been executed by each of the Parties hereto.
Section 3.05    Governing Law; Disputes; Jurisdiction. Section 22 of the Agreement (Governing Law & Disputes) shall apply to this Amendment as if incorporated herein in full.
Section 3.06    Counterparts. This Amendment may be executed by the Parties in separate counterparts and all such counterparts shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile or electronic signature page were an original thereof.
Section 3.07    Entire Agreement; Amendments. The Agreement, as amended by and together with this Amendment, constitutes the entire agreement of the Parties regarding the matters contemplated herein and therein or related hereto and thereto and no representations or warranties shall be implied or provisions added hereto or thereto in the absence of a written agreement to such effect between the Parties. The Agreement, as amended by and together with this Amendment, may not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by an authorized representative of each Party and no representations or warranties shall be implied or terms added in the absence of a writing signed by both Parties. No promise, representation or inducement has been made by either Party that is not embodied in the Agreement, as amended by and together with this Amendment, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of the date first above written.
J. ARON & COMPANY LLC

By:     /s/ Simon Collier
Name:     Simon Collier
Title:    Attorney-in-fact

DELAWARE CITY REFINING COMPANY LLC

By:     /s/ Thomas O’Connor
Name:     Thomas O’Connor
Title:    Senior Vice President, Commercial

PBF HOLDING COMPANY LLC

By:     /s/ Thomas O’Connor
Name:     Thomas O’Connor
Title:    Senior Vice President, Commercial

SCHEDULE A
Products List
PBF Corporate Standard	Product Group
CGO	Distillate
Diesel-Strtrun	Distillate
Distillate Blendstk	Distillate
HCO	Distillate
JET A	Distillate
Jet A FTZ	Distillate
Kerosene	Distillate
Kerosene ULS	Distillate
Kerosene-Stiirun Receipts	Distillate
Kerosene-Strtrun	Distillate
LCO	Distillate
LCO Receipts	Distillate
LGO	Distillate
LGO Receipts	Distillate
No 2 HO	Distillate
No 2 HO 2000 UD	Distillate
No 2 LSD 500	Distillate
No 2 LSHO 500	Distillate
No 2 ULSD	Distillate
No 2 ULSD 15	Distillate
No 2 ULSD 15 Exp	Distillate
No 2 ULSHO 15	Distillate
Untreated Dist Blendstk	Distillate
RBOB Reg	Gasoline
ALKYLATE	Gasoline
Alkylate Receipts	Gasoline
CBOB Prm	Gasoline
CBOB Prm 12.9#	Gasoline
CBOB Prm 13.5#	Gasoline
CBOB Prm 14.5#	Gasoline
CBOB Prm 15.0#	Gasoline
CBOB Prm 7.8#	Gasoline
CBOB Prm 9.0#	Gasoline
CBOB Reg	Gasoline
CBOB Reg 10.0#	Gasoline
CBOB Reg 12.9#	Gasoline
CBOB Reg 13.5#	Gasoline
CBOB Reg 14.5#	Gasoline
CBOB Reg 15.0#	Gasoline
CBOB Reg 7.8#	Gasoline
CBOB Reg 9.0#	Gasoline
Cnv Prm 93 9.0#	Gasoline
Cnv Reg	Gasoline
Gasoline Blendstk	Gasoline
Gasoline Blendstk Receipts	Gasoline
Gasoline-Cat	Gasoline

Gasoline-Hvy Cat	Gasoline
Gasoline-Lt Cat	Gasoline
Gasoline-Lt Strtrun	Gasoline
Gasoline-Poly	Gasoline
Naphtha	Gasoline
Naphtha Shipments	Gasoline
Naphtha-Hvy Cat	Gasoline
Naphtha-Hvy Coker	Gasoline
PBOB Prem	Gasoline
PBOB Prm	Gasoline
PBOB Prm 11.5#	Gasoline
PBOB Prm 13.5#	Gasoline
PBOB Prm 15.0#	Gasoline
PBOB Prm V2	Gasoline
PBOB Prm VI	Gasoline
Raffinate	Gasoline
RBOB Reg	Gasoline
RBOB Reg	Gasoline
RBOB Reg 11.5#	Gasoline
RBOB Reg 13.5#	Gasoline
RBOB Reg 15.0#	Gasoline
RBOB Reg Vl	Gasoline
RBOB RegV2	Gasoline
REFORMATE	Gasoline
Reformate Receipts	Gasoline
Reformate-Hvv	Gasoline
Reformate-Lt	Gasoline
Reformate-Lt Receipts	Gasoline
Reg Gasoline for Exp	Gasoline
Untreated Gasoline Blendstk	Gasoline

SCHEDULE B
Tank List
Effective May 2017
Tank List	Typical Contents
44	Naphtha
45	LCO
47	Heavy Cat Naphtha
48	Straight Run Diesel
50	Light Cycle Oil
51	Untreated Straight Run Kerosene
73	Heavy Coker Naphtha
135	Heavy Cycle Oil
136	PBOB Unl Prem 13.5# RVP
137	PBOB Unl Prem 15.0# RVP
139	No 2 ULS (15 ppm) Diesel
145	Heavy Cycle Oil
146	PBOB Unl Prem VOC1
147	PBOB Unl Prem 15.0# RVP
149	No 2 ULS (15 ppm) Diesel
150	No 2 ULSD 15
161	CBOB Unl Reg 15.0# RVP
162	RBOB Unl Reg 15.0# RVP
163	RBOB Unl Reg 15.0# RVP
165	Gasoline-Hvy Cat
166	Heavy Reformate
167	Raffinate
182	CBOB Unl Reg 15.0# RVP
183	RBOB Unl Reg 15.0# RVP
185	Heavy Cat Gasoline
187	Naphtha
201	Light Straight Run Gasoline
202	Light Reformate
203	Naphtha
204	Heavy Reformate
205	Heavy Reformate
223	Naphtha
224	Alkylate
241	Naphtha
242	Naphtha
243	Distillate Blendstock
244	Distillate Blendstock
245	Distillate Blendstock
246	Distillate Blendstock
248	Light Cycle Oil
261	Naphtha
263	Distillate Blendstock
264	Distillate Blendstock

265	Distillate Blendstock
266	Distillate Blendstock
283	No 2 ULS (15 ppm) Diesel
284	No 2 ULS (15 ppm) Diesel
286	LGO

SCHEDULE C
Product Benchmarks

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SCHEDULE F
Roll Procedures

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SCHEDULE I
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SCHEDULE K

Notices

If to the Company, to:

PBF Holding Company LLC
1 Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(973) 455-7500

General Notices

Thomas L. O’Connor	Trecia M. Canty
Senior Vice President	Senior Vice President, General Counsel
(973) 455-7545	(973) 455-7500
Thomas.O’Connor@pbfenergy.com	Trecia.Canty@pbfenergy.com

John Luke
Treasurer
(973) 455-7518
John.Luke@pbfenergy.com

Supply and Trading

Richard Miller	Joe Costello
Director - Risk Management	Manager - Futures
(973) 455-7542	(973) 455-7552
Richard.Miller@pbfenergy.com	Joe.Costello@pbfenergy.com

Inventory Accounting

Michael Spagnolo
Director - Commercial Accounting
(973) 254-4517
Michael.Spagnolo@pbfenergy.com

Billing

David Quackenbush	Karen Wisniewski
Director - Billing & Inventory	Supervisor Billing
(973) 455-8952	(973) 254-4488

David.Quackenbush@pbfenergy.com	Karen.Wisniewski@pbfenergy.com

Payments

Danielle Washington	Carol Morrison
Treasury Analyst	Treasury Analyst
(973) 455-7558	(973) 455-7536
Danielle.Washington@pbfenergy.com	Carol.Morrison@pbfenergy.com

If to Aron, to:

Trading and Sales:

Simon Collier	Chrissy Benson
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
(212) 357 4304	(212) 902 0776
Simon.Collier@gs.com	Christine.Benson@gs.com

Jennifer Rowland	Sara Lachapelle
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
(212) 357 4239	(212) 357 4304
Jennifer.Rowland@gs.com	Sara.Lachapelle@gs.com

Adam Hammer	Harsh Rajamani
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
(212) 357 4304	(212) 357 2674
Adam.Hammer@gs.com	Harsh.Rajamani@gs.com

Jeff Fernandez
200 West Street
New York N.Y. 10282
(212) 343 1535
Jeffrey.Fernandez@gs.com

Scheduling/Logistics:

Reid Fontenot	Rajiv Powani
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
Direct: (212) 902 4037	Direct: (212) 343 3802

Hotline: (212) 902 7349	Hotline: (212) 902 7349
Fax: (212) 493 9847	Fax: (212) 493 9847
ficc-jaron-oilops@ny.emailgs.com	ficc-jaron-oilops@ny.emailgs.com

Kristen O'Neill
200 West Street
New York N.Y. 10282
Direct: (212) 357 3642
Hotline: (212) 902 7349
Fax: (212) 493 9847
ficc-jaron-oilops@ny.emailgs.com

Confirmations:

Primary:	Alternate:
Chris Chapman	Jessica Lai
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
Tel: (917) 343 6193	Tel: (212) 357 0392
Fax: (212) 493 9846	Fax: (212) 493 9846
gs-commodny-phys@ny.email.gs.com	gs-commodny-phys@ny.email.gs.com

Payments/Invoicing/Statements:

Primary:	Alternate:
Joo Hyung Chae	Eric Hudson
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
Tel: (212) 902 5916	Tel: (917) 343 8327
Fax: (646) 835 8748	ficc-struct-sett@ny.email.gs.com
ficc-struct-sett@ny.email.gs.com

Structured Deal Integration:

Lindsay McInally
200 West Street
New York N.Y. 10282
Tel: (212) 902 0506
Lindsay.McInally@gs.com

General Notices:

John Thomas
200 West Street
New York N.Y. 10282
Tel: (212) 902 1806
Fax: (212) 855 0667
John.Thomas@gs.com

SCHEDULE O
Reference Contract Conversion Procedures
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